EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OF TEMIR CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Temir Corp. for the quarter ended May 31, 2022, the undersigned, Roy Chan, President of Temir Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended May 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in such Quarterly Report on Form 10-Q for the quarter ended May 31, 2022 fairly presents, in all material respects, the financial condition and results of operations of Temir Corp.

Date: July 20, 2022	By:	/s/ Roy Chan
President
(principal executive officer)